Merger	12 Months Ended
Dec. 31, 2012
Merger

NOTE 1—MERGER

Pursuant to the terms of the Merger agreement, each outstanding share of Continental common stock was converted into and became exchangeable for 1.05 fully paid and nonassessable shares of UAL common stock with any fractional shares paid in cash. UAL issued approximately 148 million shares of UAL common stock to former holders of Continental Class B common stock (“Continental common stock”). Based on the closing price of $23.66 per share of UAL common stock on September 30, 2010, the last trading day before the closing of the Merger, the aggregate value of the consideration paid in connection with the Merger was approximately $3.7 billion.

The Merger was accounted for as a business combination using the acquisition method of accounting with Continental considered the acquiree. The acquisition method of accounting requires, among other things, that assets acquired and liabilities assumed be recognized on the balance sheet at their fair values as of the acquisition date. The acquisition values have been pushed down to United for its separate-entity financial statements as of October 1, 2010. The excess of the purchase price over the net fair value of assets and liabilities acquired was recorded as goodwill. Goodwill will not be amortized, but will be tested for impairment at least annually.